Exhibit 10.2

SUPPLEMENT
to the
Loan and Security Agreement
dated as of April 26, 2021
between
CYTOCOM, INC. (“Borrower”)
and
Avenue Venture Opportunities Fund, L.P. (“Lender”)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of April 26, 2021 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“Assignment and Assumption” means that certain Assignment and Assumption substantially in the form attached hereto as Exhibit D.

“Blocked Account” is defined in Part 2, Section 1(b) hereof.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower in the aggregate original principal amount of Fifteen Million Dollars ($15,000,000.00).

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) seven and seventy-four one-hundredths percent (7.74%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to four and one-quarter percent (4.25%) of the original Commitment amount of Fifteen Million Dollars ($15,000,000.00).

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the 12-month anniversary of the Closing Date; provided, however, that such period shall be extended for twelve (12) months if, on or before December 31, 2021, Borrower has received no less than Twenty Million Dollars ($20,000,000.00) in net new follow-on Subordinated Debt or equity financing proceeds after the consummation of the Merger; provided, further, however, that the Interest-only Period shall not exceed twenty-four (24) months.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means May 1, 2024.

“Merger” means the consummation of all of the transactions included in the Merger and Related Transactions.

“Merger and Related Transactions” means all of the following (1) the merger of ImQuest Lifesciences, Inc. with and into pre-merger Cytocom, Inc. (“Old Cyto”), pursuant to that certain Agreement and Plan of Merger dated as of July 17, 2020 by and between Old Cyto and ImQuest Lifesciences, Inc.; (2) the wind-up and/or dissolution of ImQuest Pharmaceuticals, Inc.; (3) the merger of High Street Acquisition Corporation, a Delaware corporation (“Merger Sub”) and wholly-owned Subsidiary of Cleveland BioLabs, Inc., a Delaware corporation (“CBLI”) with and into Old Cyto, pursuant to that certain Agreement and Plan of Merger dated as of October 16, 2020 by and among CBLI, Merger Sub and Old Cyto; (4) the wind-up and/or dissolution of Merger Sub; (5) the name change from “Cleveland BioLabs, Inc.” to “Cytocom, Inc.” (“New Cyto”) (6) the ticker-symbol change from “CBLI” to “CYTO;” and (7) the execution, delivery and performance of all agreements, instruments and other documents, and the taking of all actions by the relevant parties thereto, necessary to effect the same.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i)         if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the one-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by three percent (3.00%);

(ii)         if the prepayment occurs during the period commencing on the day immediately following the one-year anniversary of the Closing Date and ending on (but including) the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by two percent (2.00%); and

(iii)         if the prepayment occurs following the two-year anniversary of the Closing Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Lender, the “Prime Rate” shall mean the rate of interest per annum announced by Silicon Valley Bank as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Termination Date” means the earliest of: (i) thirty (30) days from the Closing Date, if the Merger has not been fully-consummated and become effective as of such date; (ii) the date Lender may otherwise terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (iii) December 31, 2021.

“Threshold Amount” means Five Hundred Thousand Dollars ($500,000.00).

“Tranche 1” is defined in Part 2, Section 1(b) hereof.

“Warrant” is defined in Part 2, Section 3(a) hereof.

Part 2 - Additional Covenants and Conditions:

1.         Growth Capital Loan Facility.

(a)         Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments. In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, Lender shall fund the aggregate Commitment amount of Growth Capital Loans on the Closing Date into a blocked account subject to a control agreement in form and content reasonably acceptable to, and in favor of, Lender (the “Blocked Account”).

(b)         Borrower may transfer up to Ten Million Dollars ($10,000,000.00) (“Tranche 1”) from the Blocked Account to Borrower’s general operating account, which shall be subject to a control agreement in form and content reasonably acceptable to, and in favor of, Lender, upon receipt by Lender of evidence that the following conditions precedent have been satisfied, as determined by Lender in its sole discretion:

(i)           Consummation and effectiveness of the Merger;

(ii)          Receipt by Lender of the fully executed Assignment and Assumption; and

(iii)         New Cyto has a market capitalization of at least One Hundred Fifty Million Dollars ($150,000,000.00).

(c)         Borrower may transfer up to the remaining Five Million Dollars ($5,000,000.00) (“Tranche 2”) from the Blocked Account to Borrower’s general operating account, which shall be subject to a control agreement in form and content reasonably acceptable to, and in favor of, Lender, during the period between July 1, 2021 and December 31, 2021, upon receipt by Lender of evidence that, as determined by Lender in its sole discretion, Borrower has received no less than Twenty Million Dollars ($20,000,000.00) of net new capital in the form of convertible Subordinated Debt or equity from a follow-on financing entered into after the effective date of the Merger (the “Equity Financing”).

(d)         Borrower shall maintain the full amount, and shall not transfer or otherwise dispose of any part, of the Tranche 1 and Tranche 2 loan proceeds in the Blocked Account unless and until the Merger is fully-consummated and effective; in the event the Merger is not fully-consummated and effective within thirty (30) days of the Closing Date, Borrower hereby acknowledges and agrees that Lender may immediately exercise control over the Blocked Account and apply so much of the amount in such Blocked Account as is necessary to satisfy in full the Obligations as of such date. In the event Borrower achieves the conditions to transfer Tranche 1 from the Blocked Account, but does not achieve (or timely achieve) the Equity Financing, Borrower hereby acknowledges and agrees that Lender may immediately exercise control over the Blocked Account and apply so much of the amount in such Blocked Account as is necessary to satisfy in full the Obligations owing on account of Tranche 2 as of such date.

(e)         Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the end of the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Lender (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs, and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Lender interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Lender equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

2.         Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to the Lender, by tendering to Lender a cash payment in respect of such Loans in an amount determined by Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment.

3.         Issuance of Warrant; Right to Invest; Conversion Right.

(a)         Warrant. As additional consideration for the making of its Commitment, Lender has earned and is entitled to receive immediately upon the effectiveness of the Merger, a warrant instrument issued by New Cyto (the “Warrant”).

(b)         Warrant General. The Warrant shall be in substantially the form attached hereto as Exhibit “E”.

(c)         Right to Invest. Lender shall have the right, in its discretion, but not the obligation, to invest up to One Million Dollars ($1,000,000.00) in the aggregate in equity securities of New Cyto on the same terms, conditions, and pricing offered by New Cyto to any investor existing at such time, in connection with any equity and/or Subordinated Debt financing from and after the Closing Date through the date eighteen (18) months after the Closing Date; provided, however, such terms shall exclude a seat on New Cyto’s Board of Directors, which may be offered to other investors at New Cyto’s discretion. This right shall survive the repayment of Indebtedness under the Loan and Security Agreement and shall otherwise survive the expiration or other termination of the Loan and Security Agreement.

(d)         Conversion Right. Lender shall have the right, in its discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert an amount of up to Three Million Dollars ($3,000,000.00) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into New Cyto’s unrestricted, freely tradeable common stock (the “Common Stock”) at a price per share equal to one hundred twenty percent (120.00%) of the Closing Price set forth (and defined) in the Warrant (the “Conversion Price;” the exercise of such Conversion Option, a “Conversion”); provided that the Conversion Option is subject to (i) the closing price of the shares of Common Stock as reported by Bloomberg, L.P. on the Nasdaq Stock Market for each of the seven (7) consecutive trading days immediately preceding the Conversion being greater than or equal to the Conversion Price; and (ii) the Common Stock issued in connection with any such Conversion not exceeding twenty percent (20%) of the total trading volume of the Common Stock for the twenty-two (22) consecutive trading days immediately prior to and including the effective date of such Conversion. The Conversion Option will be exercised by Lender delivering a written, signed conversion notice to New Cyto in accordance with this Section 3(d) which will include (I) the date of which the Conversion notice is given, (II) a statement to the effect that the Lender is exercising the Conversion Option, (III) the amount in respect of which the Conversion Option is being exercised and the number of shares of Common Stock to be issued to Lender and (IV) a date on which the allotment and issuance of the shares of Common Stock is to take place.

4.         Minimum Cash. Borrower shall at all times during the term hereof maintain minimum unrestricted cash and cash equivalents in one (1) or more accounts subject to control agreements in form and content reasonably acceptable to, and in favor of Lender, of at least Five Million Dollars ($5,000,000.00); provided that, in the event Borrower achieves (and for so long as Borrower achieves) trailing three (3) month revenues of at least Five Million Dollars ($5,000,000.00), Borrower shall not be required to comply with this covenant; provided further that, in the event that, after Borrower achieves trailing three (3) month revenues of at least Five Million Dollars ($5,000,000.00), Borrower’s trailing three (3) month revenues drops below such amount, Borrower shall at all times thereafter be required to maintain minimum unrestricted cash and cash equivalents in one (1) or more accounts subject to control agreements in form and content reasonably acceptable to, and in favor of Lender, of at least Five Million Dollars ($5,000,000.00).

5.         Commitment Fee. Borrower shall pay to Lender a commitment fee in the amount of one percent (1.00%) of the Fifteen Million Dollars ($15,000,000.00) Commitment, due and payable on the Closing Date, of which Thirty-Five Thousand Dollars ($35,000.00) has been paid by Borrower to Lender as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s Commitment shall have been approved. If this condition is not satisfied, the Thirty-Five Thousand Dollars ($35,000.00) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

6.         Documentation Fee Payment. On the Closing Date, Borrower shall reimburse Lender pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) such Lender’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

7.         Borrower’s Primary Operating Account and Wire Transfer Instructions:1

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

8.         Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 7 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees will be automatically debited from the same account. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

Part 3 - Tax. Lender shall provide to Borrower on or about the date on which it becomes Lender under the Loan and Security Agreement (and from time to time thereafter upon the reasonable request of Borrower) executed copies of IRS Form W-9.

Part 4 - Additional Representations:2

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to Lender, each Borrowing Date:

a)         Its chief executive office is located at: 2537 Research Blvd. Suite 201, Fort Collins, CO 80526

b)         Its Equipment is located at: 2537 Research Blvd. Suite 201, Fort Collins, CO 80526

c)         Its Inventory is located at: n/a

1 Company: Please complete.

2 Company: Please complete.

d)         Its Records are located at: 2537 Research Blvd. Suite 201, Fort Collins, CO 80526

e)         In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: n/a

f)         Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: n/a

g)         Its state corporation identification number is: DE file 5444312

h)         Its U.S. federal tax identification number is: 47-3409221

i)         Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Accounts at [***]:

[***]

[***]

Part 5 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”
Form of Assignment and Assumption Agreement	Exhibit “D”
Form of Warrant	Exhibit “E”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER: CYTOCOM, INC. By: s/ Michael Handley Name: Michael Handley Title: Chief Executive Officer

Address for Notices:

2537 Research Boulevard, Suite 201

Fort Collins, CO 80526

Attn: Michael Handley, CEO

Email: Mike.Handley@cytocom.com

Phone #

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:         Avenue Venture Opportunities Partners, LLC

Its:         General Partner

By: /s/ Sonia Gardner

Name: Sonia Gardner

Title: Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036 Attn: Todd Greenbarg, Senior Managing Director Email: tgreenbarg@avenuecapital.com Phone # 212-878-3523

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$ ____________________	April 26, 2021

The undersigned (“Borrower”) promises to pay to the order of AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of __________________________ Dollars ($_______), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) three and one-quarters percent (3.25%), plus (ii) seven and seventy-four one-hundredths percent (7.74%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, the Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of April 26, 2021, between Borrower and Lender (as the same has been and may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

1

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

CYTOCOM, INC.

By:          ________________________
Name:     ________________________
Its:          ________________________

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

April 26, 2021

Avenue Venture Opportunities Fund, L.P.
11 West 42nd Street, 9th Floor
New York, New York 10036

Re:         CYTOCOM, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of April 26, 2021 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and CYTOCOM, INC. (“Borrower”).

The undersigned is the _________________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies as follows:

1.         The amount of the proposed Loan is ____________________ Dollars ($______________). The Borrowing Date of the proposed Loan is ____________________ (the “Borrowing Date”).

(a)         On the Borrowing Date, the Lender will wire $[_____] less fees and expenses to be deducted on the Borrowing Date of $[_____] for net proceeds of $[_______] to Borrower pursuant to the following wire instructions.

Institution Name:
Address:
ABA No.:
Contact Name:
Phone No.:
E-mail:
Account Title:
Account No.:

(c)         On the Borrowing Date, the Lender will wire $[_____] to [_____] for fees and expenses pursuant to the following wire instructions.3

3 To be included in the Borrowing Request on the Closing Date. The executed Borrowing Request must be delivered 2 Business Days prior to the Closing Date.

1

2.         As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3.         No event has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

4.         Borrower’s most recent financial statements, financial projections or business plan dated ___________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Lender.

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[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

CYTOCOM, INC.

By:

Name:

Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

2

EXHIBIT “C”

FORM OF
COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:         CYTOCOM, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of April 26, 2021 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), between Avenue Venture Opportunities Fund, L.P. (“Lender”) and CYTOCOM, INC. (“Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ___________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Lender, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and
indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES
Balance Sheet, Income Statement &	Monthly, within 30 days	YES	/	NO	/	N/A
Cash Flow Statement
Operating Budgets, 409(A) Valuations &
Updated Capitalization Tables	As modified	YES	/	NO	/	N/A
Annual Financial Statements	Annually, within 90 day of FYE	YES	/	NO	/	N/A
Board Packages	As modified	YES	/	NO	/	N/A
Date of most recent Board-approved budget/plan _______________

Any change in budget/plan since version most recently
delivered to Lender		YES	/	NO	/	N/A
If Yes, please attach

FINANCIAL COVENANT
Minimum unrestricted	$5,000,000			YES	/	NO

1

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Lender with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts4

Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.) [_______]	[_______]	YES / NO	YES / NO	YES / NO
2.) _____________________	_____________________	YES / NO	YES / NO	YES / NO

Investment Accounts

Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.) None	_____________________	YES / NO	YES / NO	YES / NO
2.) _____________________	_____________________	YES / NO	YES / NO	YES / NO
3.) _____________________	_____________________	YES / NO	YES / NO	YES / NO
4.) _____________________	_____________________	YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Lender, or such Waiver has been waived by Lender, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies	New Location?
1.) _____________________	$_____________________	YES / NO	YES / NO	YES / NO
2.) _____________________	$_____________________	YES / NO	YES / NO	YES / NO
3.) _____________________	$_____________________	YES / NO	YES / NO	YES / NO
4.) _____________________	$_____________________	YES / NO	YES / NO	YES / NO

4 Company: Please complete with existing accounts.

2

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

Name:	Jurisdiction of formation or organization:[5]	Co-borrower or guarantor?	Complies	New Subsidiary or Person?
1.) _____________________	______________________	YES / NO	YES / NO	YES / NO
2.) _____________________	______________________	YES / NO	YES / NO	YES / NO
3.) _____________________	______________________	YES / NO	YES / NO	YES / NO
4.) _____________________	______________________	YES / NO	YES / NO	YES / NO

EXPLANATIONS

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

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5 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Lender.

3

[Signature page to Compliance Certificate]

Very truly yours,

CYTOCOM, INC.

By:

Name:

Title:*

* Must be executed by Borrower’s Chief Financial Officer or other executive officer.

EXHIBIT “D”

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between CYTOCOM, INC., a privately-held Delaware corporation (the “Assignor”) and CYTOCOM, INC., a publicly-traded Delaware corporation (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan and Security Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably transfers and assigns to the Assignee, and the Assignee hereby irrevocably assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement and the other Loan Documents (as defined therein, including but not limited to the Supplement to Loan and Security Agreement), as of the Effective Date, all of the Assignor’s rights and obligations in its capacity as a “Borrower” under the Loan Agreement and any other Loan Documents (the rights and obligations transferred and assigned above being referred to herein collectively as the “Assigned Interest”).

1.	Assignor:	CYTOCOM, INC., a privately-held Delaware corporation
2.	Assignee:	CYTOCOM, INC., a publicly-traded Delaware corporation
3.	Loan Agreement:

The Loan and Security Agreement dated as of April 26, 2021 between CYTOCOM, INC., a privately-held Delaware corporation, as Borrower, AVENUE VENTURE OPPORTUNITIES FUND, L.P., as Lender, and the other parties thereto

4.	Effective Date:	__, 20[_____]

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[Signature page to Assignment and Assumption]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

CYTOCOM, INC., a privately-held Delaware corporation

By:

Name:

Title:*

ASSIGNEE

CYTOCOM, INC., a publicly-traded Delaware corporation

By:

Name:

Title:*

Consented to and Accepted:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.,
as Lender

By:        Avenue Venture Opportunities Partners, LLC

Its:         General Partner

By:         ______________________________

Name    Sonia Gardner

Title:     President and Managing Partner

ANNEX 1 to
ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1         Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim (or than in favor of Lender) and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) no default or event which, with the passage of time or the giving of notice or both, could reasonably be expected to result in an Event of Default, has occurred or is continuing under the Loan Agreement or any other Loan Document (as defined therein).

1.2.         Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Borrower under the Loan Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement, mutatis mutandis, as a Borrower thereunder and, shall have the obligations of a Borrower thereunder, (iii) from and after the Effective Date, all references in the Loan Documents to “Borrower” shall mean and refer to Assignee; (iv) it has received a copy of the Loan Agreement and the other Loan Documents and such other information as it has deemed appropriate to make its own credit decision to enter into this Assignment and Assumption and to assume the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Lender, the Assignor or any other Person; (b) it makes and shall be bound by all of the representations and warranties, and all affirmative and negative covenants of the Loan Documents, as if it were a Borrower from the Closing Date thereof, mutatis mutandis; and (c) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Borrower.

2.         Payments. From and after the Effective Date, Assignee shall make all payments in respect of the Obligations (including payments of principal, interest, fees and other amounts) to the Lender as and when due under, and in accordance with the terms and conditions of, the Loan Documents.

3.         General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of California. Sections 9.11 and 9.12 of the Loan Agreement are incorporated herein by this reference as though set forth in full.

EXHIBIT “E”

FORM OF WARRANT